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                        SUPPLEMENT TO THE PROSPECTUS OF
                     DEAN WITTER EUROPEAN GROWTH FUND INC.
                             DATED JANUARY 29, 1998

    THE FUND AND ITS MANAGEMENT. In May 1998 Morgan Grenfell advised the Board of Trustees of the Fund and InterCapital of its resignation as Sub-Adviser to the Fund, effective at the close of business on December 31, 1998.

    On June 2, 1998, the Board of Directors unanimously recommended that a new Sub-Advisory Agreement with Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of InterCapital, be submitted to shareholders for approval at a special meeting expected to be held in August 1998. Under the new Sub-Advisory Agreement, MSAM will provide the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of InterCapital, the Fund's Investment Manager, and will receive a fee from InterCapital equal to 40% of InterCapital's investment management fee. The new Sub-Advisory Agreement is identical to the current Sub-Advisory Agreement, except for: (1) the dates of effectiveness and termination; (2) the deletion of a provision pursuant to which Morgan Grenfell and its affiliates were prohibited from acting as investment adviser or sub-adviser to funds that are similar to the Fund; and (3) deletion of a provision which requires the sub-adviser to obtain prior approval of InterCapital regarding certain allocations of Fund assets among countries. If approved, the new Sub-Advisory Agreement would take effect on January 1, 1999.

    At the same time that the new Sub-Advisory Agreement takes effect, InterCapital and the Fund will amend the Investment Management Agreement between InterCapital and the Fund to reduce the fee paid by the Fund to InterCapital under the Agreement by 0.05% of the Fund's daily net assets, resulting in the following fee schedule: 0.95% of the portion of daily net assets not exceeding $500 million; 0.90% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; and 0.85% of the portion of daily net assets exceeding $2 billion.

    MSAM, like InterCapital, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of three primary businesses--securities, asset management, and credit services. MSAM serves in various portfolio management and similar capacities to investment companies and pension plans and other institutional and individual investors.

    Capitalized terms in this supplement are defined in the Prospectus unless otherwise defined herein.

June 2, 1998